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                                                                  EXHIBIT 99.A


            JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(f)(1)(iii)

         The undersigned hereby agree that this statement shall be filed on behalf of each of them.

                                          CANAL+ S.A.


                                          By: /s/ John A. St. Clair
                                              --------------------------------
                                              Name:   John A. St. Clair
                                              Title:  Attorney-in-Fact


                                          LE STUDIO CANAL+


                                          By: /s/ John A. St. Clair
                                              --------------------------------
                                              Name:   John A. St. Clair
                                              Title:  Attorney-in-Fact


                                          CINEPOLE PRODUCTIONS B.V.


                                          By: /s/ John A. St. Clair
                                              --------------------------------
                                              Name:   John A. St. Clair
                                              Title:  Attorney-in-Fact